                                                                    Exhibit 23.1

Consent of Independent Registered Public Accounting Firm


The Board of Directors
Inland Western Retail Real Estate Trust, Inc.:


We consent to the use of the following reports incorporated by reference herein:

-    our report dated November 10, 2003 related to      -    our report dated February 25, 2004 related to
     the historical summary of gross income and              the historical summary of gross income and
     direct operating expenses of Shops at Park Place        direct operating expenses of Dorman Centre for
     for the year ended December 31, 2002,                   the year ended December 31, 2003,
-    our report dated December 4, 2003 related to the   -    our report dated March 3, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of Darien Towne Center for           operating expenses of Heritage Towne Crossing
     the year ended December 31, 2002,                       for the year ended December 31, 2003,
-    our report dated February 24, 2004 related to      -    our report dated May 21, 2004 related to the
     the combined historical summary of gross income         historical summary of gross income and direct
     and direct operating expenses of Properties             operating expenses of Paradise Valley
     Acquired from Thomas Enterprises for the year           Marketplace for the year ended December 31,
     ended December 31, 2003,                                2003,
-    our report dated March 2, 2004 related to the      -    our report dated June 14, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of Hickory Ridge for the year        operating expenses of Best on the Boulevard
     ended December 31, 2003,                                for the year ended December 31, 2003,
-    our report dated March 3, 2004 related to the      -    our report dated June 14, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of CorWest Plaza for the             operating expenses of Bluebonnet Parc for the
     period from May 29, 2003 through December 31,           year ended December 31, 2003,
     2003,
-    our report dated March 3, 2004 related to the      -    our report dated May 25, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of Metro Square Center               operating expenses of North Rivers Town Center
     (SuperValue) for the year ended December 31,            for the period of October 1, 2003
     2003,                                                   (commencement of operations) to December 31,
                                                             2003,
-    our report dated February 26, 2004 related to      -    our report dated June 8, 2004 related to the
     the historical summary of gross income and              historical summary of gross income and direct
     direct operating expenses of Larkspur                   operating expenses of Arvada

     Landing for the year ended December 31, 2003,           Marketplace and Connection for the year ended
                                                             December 31, 2003,
-    our report dated February 25, 2004 related to      -    our report dated June 8, 2004 related to the
     the historical summary of gross income and              historical summary of gross income and direct
     direct operating expenses of North Ranch                operating expenses of Eastwood Town Center for
     Pavilion for the year ended December 31, 2003,          the year ended December 31, 2003,
-    our report dated February 26, 2004 related to      -    our report dated May 28, 2004 related to the
     the historical summary of gross income and              historical summary of gross income and direct
     direct operating expenses of La Plaza Del Norte         operating expenses of Watauga Pavilion for the
     for the year ended December 31, 2003,                   period of August 15, 2003 (commencement of
                                                             operations) to December 31, 2003,
-    our report dated March 1, 2004 related to the      -    our report dated June 7, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of MacArthur Crossing for the        operating expenses of Northpointe Plaza for
     year ended December 31, 2003,                           the year ended December 31, 2003,
-    our report dated March 5, 2004 related to the      -    our report dated May 25, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of Promenade at Red Cliff for        operating expenses of Plaza Santa Fe II for
     the year ended December 31, 2003,                       the year ended December 31, 2003,
-    our report dated February 25, 2004 related to      -    our report dated June 7, 2004 related to the
     the historical summary of gross income and              historical summary of gross income and direct
     direct operating expenses of Peoria Crossing for        operating expenses of Pine Ridge Plaza for the
     the year ended December 31, 2003,                       year ended December 31, 2003,
-    our report dated August 13, 2004 related to the    -    our report dated June 7, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of John's Creek Village for          operating expenses of Huebner Oaks Center for
     the period from September 21, 2003 (commencement        the year ended December 31, 2003,
     of operations) to December 31, 2003,
-    our report dated August 3, 2004 related to the     -    our report dated July 15, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of Fullerton Metrocenter for         operating expenses of Lakewood Town Center for
     the year ended December 31, 2003,                       the year ended December 31, 2003,
-    our report dated August 13, 2004 related to the    -    our report dated July 30, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of Northgate North for the           operating expenses of Davis Towne Crossing for
     year ended December 31, 2003,                           the period from July 18, 2003 (commencement of
                                                             operations) to December 31, 2003,
-    our report dated August 18, 2004 related to the    -    our report dated August 1, 2004 related to the
     historical summary of gross income and direct           historical summary of gross income and direct
     operating expenses of Gateway Plaza Shopping            operating expenses of Cranberry Square for the
     Center for the year ended December 31, 2003,            year ended December 31, 2003,
-    our report dated August 11, 2004 related to        -    our report dated August 3, 2004 related to

     the historical summary of gross income and direct       the historical summary of gross income and
     operating expenses of Forks Town Center for the         direct operating expenses of Safeway Plaza at
     year ended December 31, 2003,                           Marysville for the year ended December 31,
                                                             2003,
-    our report dated September 1, 2004 related to      -    our report dated August 25, 2004 related to
     the historical summary of gross income and              the historical summary of gross income and
     direct operating expenses of Manchester Meadows         direct operating expenses of The Shops at
     for the year ended December 31, 2003,                   Boardwalk for the period from May 30, 2003
                                                             (commencement of operations) to December 31,
                                                             2003,
-    our report dated September 3, 2004 related to      -    our report dated August 6, 2004 related to the
     the historical summary of gross income and              combined historical summary of gross income
     direct operating expenses of Governor's                 and direct operating expenses of the
     Marketplace for the year ended December 31, 2003,       Properties owned by Capital Centre, LLC,
                                                             Gateway Village Limited Partnership, Bel Air
                                                             Square Joint Venture, Towson Circle Joint
                                                             Venture LLP, and Reisterstown Plaza Holdings,
                                                             LLC for the year ended December 31, 2003,
-    our report dated September 10, 2004 related to     -    our report dated September 1, 2004 related to
     the historical summary of gross income and              the historical summary of gross income and
     direct operating expenses of The Columns for the        direct operating expenses of Mitchell Ranch
     period from October 8, 2003 (commencement of            Plaza for the period from June 30, 2003
     operations) to December 31, 2003,                       (commencement of operations) to December 31,
                                                             2003,
-    our report dated September 7, 2004 related to      -    our report dated September 13, 2004 related to
     the historical summary of gross income and              the historical summary of gross income and
     direct operating expenses of Saucon Valley              direct operating expenses of Lincoln Park for
     Square for the year ended December 31, 2003,            the year ended December 31, 2003,
-    our report dated February 13, 2004 related to      -    our report dated December 8, 2004 related to
     the consolidated balance sheet of Inland Western        the combined historical summary of gross
     Retail Real Estate Trust, Inc. as of December           income and direct operating expenses of The
     31, 2003 and the related consolidated statements        Properties Acquired from Bayer Properties for
     of operations, stockholders' equity and cash            the year ended December 31, 2003,
     flows for the period from March 5, 2003
     (inception) through December 31, 2003 and
     related financial statement schedule,
-    our report dated December 8, 2004 related to the   -    our report dated December 9, 2004 related to
     historical summary of gross income and direct           the combined historical summary of gross
     operating expenses of Azalea Square for the             income and direct operating expenses of The
     period from July 4, 2003 (commencement of               Properties Acquired from Donahue Schriber for
     operations) to December 31, 2003,                       the year ended December 31, 2003,
-    our report dated December 8, 2004 related to the   -    our report dated November 3, 2004 related to
     historical summary of gross income and direct           the historical summary of gross income and
     operating expenses of Denton Crossing for the           direct operating expenses of Winchester
     period from August 11, 2003 (commencement of            Commons for the year ended December 31, 2003,
     operations) to December 31, 2003,

-    our report dated December 8, 2004 related to the   -    our report dated December 8, 2004 related to
     historical summary of gross income and direct           the historical summary of gross income and
     operating expenses of Gurnee Town Center for the        direct operating expenses of Fox Creek Village
     year ended December 31, 2003,                           for the period from November 12, 2003
                                                             (commencement of operations) to December 31,
                                                             2003,
-    our report dated December 8, 2004 related to the   -    our report dated November 26, 2004 related to
     historical summary of gross income and direct           the historical summary of gross income and
     operating expenses of Mansfield Towne Crossing          direct operating expenses of Northwoods Center
     for the period from July 23, 2003 (commencement         for the year ended December 31, 2003,
     of operations) to December 31, 2003,
-    our report dated December 9, 2004 related to the   -    our report dated December 3, 2004 related to
     historical summary of gross income and direct           the combined historical summary of gross
     operating expenses of Gateway Pavilions for the         income and direct operating expenses of The
     period from February 15, 2003 (commencement of          Properties Acquired from Eastern Retail
     operations) to December 31, 2003,                       Holdings, LP for the year ended December 31,
                                                             2003,
-    our report dated December 7, 2004 related to the   -    our report dated December 8, 2004 related to
     historical summary of gross income and direct           the historical summary of gross income and
     operating expenses of Southlake Town Square for         direct operating expenses of Oswego Commons
     the year ended December 31, 2003,                       for the year ended December 31, 2003,
-    our report dated February 3, 2005 related to the   -    our report dated January 26, 2005 related to
     historical summary of gross income and direct           the historical summary of gross income and
     operating expenses of Henry Town Center for the         direct operating expenses of Shoppes at Lake
     year ended December 31, 2003,                           Andrew for the year ended December 31,
                                                             2004,
-    our report dated March 2, 2005 related to the      -    our report dated February 19, 2005 related to
     combined historical summary of gross income and         the historical summary of gross income and
     direct operating expenses of the Properties             direct operating expenses of Midtown Center
     Acquired from FFI American Market Fund, L.P. for        for the year ended December 31, 2004,
     the year ended December 31, 2004,
-    our report dated March 3, 2005 related to the      -    our report dated February 26, 2005 related to
     historical summary of gross income and direct           the combined historical summary of gross
     operating expenses of Mesa Fiesta for the year          income and direct operating expenses of the
     ended December 31, 2004,                                Properties Acquired from Weber & Company for
                                                             the year ended December 31, 2004,
-    our report dated February 1, 2005 related to the   -    our reports dated March 3, 2005 related to the
     historical summary of gross income and direct           consolidated balance sheets of Inland Western
     operating expenses of Trenton Crossing for the          Retail Real Estate Trust, Inc. as of December
     year ended December 31, 2004,                           31, 2004 and 2003 and the related consolidated
-    our report dated January 22, 2005 related to the        statements of operations, stockholders' equity
     combined historical summary of gross income and         and cash flows for the year ended December 31,
     direct operating expenses of the Properties             2004 and the period from March 5, 2003
     Acquired from Ceruzzi Holdings the year ended           (inception) through December 31, 2003 and
     December 31, 2004,                                      related financial statement schedule,
                                                             management's assessment of the

-    our report dated June 8, 2005 related to the            effectiveness of internal control over
     historical summary of gross income and direct           financial reporting as of December 31, 2004
     operating expenses of Four Peaks Plaza for the          and the effectiveness of internal control over
     year ended December 31, 2004,                           financial reporting as of December 31, 2004,
                                                        -    our report dated February 25, 2005 related to
                                                             the historical summary of gross income and
                                                             direct operating expenses of the Stateline
                                                             Station for the year ended December 31, 2004.

-    our report dated May 25, 2005 related to the       -    our report dated June 3, 2005 related to the
     combined historical summary of gross income and         historical summary of gross income and direct
     direct operating expenses of the Properties             operating expenses of Montecito Crossing the
     Acquired from Ainbinder Company for the year            year ended December 31, 2004,
     ended December 31, 2004,
-    our report dated June 8, 2005 related to the       -    our report dated June 2, 2005 related to the
     combined historical summary of gross income and         historical summary of gross income and direct
     direct operating expenses of the Properties             operating expenses of Gateway for the year
     Acquired from Starwood Wasserman for the year           ended December 31, 2004,
     ended December 31, 2004,
-    our report dated May 20, 2005 related to the       -    and our report dated June 4, 2005 related to
     combined historical summary of gross income and         the historical summary of gross income and
     direct operating expenses of the Properties             direct operating expenses Brickyard for the
     Acquired from Ceruzzi Holdings for the year             year ended December 31, 2004.
     ended December 31, 2004,

We consent to the use of the following reports, all included herein:

-    our report dated September 8, 2005 related to      -    our report dated September 7, 2005 related to
     the combined historical summary of gross income         the historical summary of gross income and
     and direct operating expenses of the Properties         direct operating expenses of Lincoln Plaza the
     Acquired from Newman Development Group for the          year ended December 31, 2004,
     year ended December 31, 2004,
-    our report dated September 6, 2005 related to      -    and our report dated September 6, 2005 related
     the historical summary of gross income and              to the historical summary of gross income and
     direct operating expenses of the New Forest             direct operating expenses of the Orchard for
     Crossing for the year ended December 31, 2004,          the year ended December 31, 2004.

We consent to the reference to our firm under the heading "Experts" herein. Our reports related to the above Historical Summaries of gross income and direct operating expenses refer to the fact that the statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of revenue and expense.

KPMG LLP


Chicago, Illinois
September 15, 2005